                                                                    Exhibit 10.6


                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT, dated as of February 28, 2001 (this "Agreement"), is made by Gene E. Stinson ("Stinson ") in favor of Elektryon, a Nevada corporation (the "Company").

         WHEREAS, Stinson beneficially owns 875,000 shares of common stock of the Company and such common stock is subject to a Voting Agreement, dated as of the date hereof, among Stinson and the Company, inter alia (the "Voting Agreement"). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Voting Agreement.

         WHEREAS, Stinson and the Company, inter alia, are parties to a Separation and Release Agreement, dated as of the date hereof (the "Separation Agreement"). Pursuant to the Separation Agreement, on the date hereof, Stinson will, execute and deliver to the Company a promissory note in the principal amount of $5,128,500.00 (the "Note"). The Company is relying on this Agreement in accepting the Note and would not accept the Note or consummate certain of the transactions contemplated by the Separation Agreement without the execution and delivery of this Agreement by Stinson. Stinson will obtain a benefit as a result of the transactions under the Separation Agreement (and the agreements contemplated thereby), which benefits are hereby acknowledged, and accordingly, desires to enter into this Agreement. Certain obligations of the Company set forth in the Separation Agreement are conditioned on the execution and delivery by Stinson of a pledge agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): (i) all obligations of Stinson at any time and from time to time under the Note, (ii) all obligations of Stinson at any time and from time to time under this Agreement; and (iii) all obligations of Stinson, and all rights of the Company, under the Separation Agreement, including the obligations of Stinson to surrender certain Pledged Securities (as defined below) to the Company in accordance with Section 15 of the Separation Agreement.

         As used herein, "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or other security agreement (or interest) or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

         Accordingly, Stinson and the Company hereby agree as follows:

         1. Pledge. As security for the payment and performance in full of the Secured Obligations, Stinson hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Company, and grants to the Company, a security interest in, (i) any and all shares of Common Stock beneficially owned or otherwise held from time to time, directly or indirectly, by Stinson, including, without limitation the shares of capital stock listed in Schedule I annexed hereto (the "Pledged Stock") and (ii) all proceeds of the Pledged Stock, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (i) and (ii) being collectively called the "Collateral"). Upon delivery to the Company, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock (collectively, the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Company and by such other instruments and documents as the Company may request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

                  Any and all

                  a. noncash and cash dividends made on or in respect of the Pledged Securities,

                  b. stock or dividends paid or payable in cash or otherwise made on or in respect of the Pledged Securities in connection with a partial or total liquidation or dissolution, and

                  c. instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for or as a distribution in respect of Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral (and all rights and authority to receive and retain the same shall be vested with the Company and Stinson shall not have any right to retain the same), and, if received by Stinson, shall not be commingled by him with any of his other funds or property but shall be held separate and apart therefrom, shall be held in


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
trust for the benefit of the Company and shall be forthwith delivered to the Company in the same form as so received (with any necessary endorsement). The Company shall have the sole and exclusive right and authority to receive and retain any dividends, instruments, securities, other distributions in property, return of capital, capital surplus or paid in surplus or other distributed assets described in clauses (a), (b) and (c) above as Collateral hereunder.

                  2. Delivery of Collateral. Stinson agrees to deliver promptly or cause to be delivered to the Company any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

                  3. Representations, Warranties and Covenants. Stinson hereby represents, warrants and covenants to and with the Company that:

                  (a) except for the security interest granted to the Company and as contemplated by the obligations and agreements of Stinson under the Separation Agreement and the Voting Agreement, including, without limitation, the obligation of Stinson to surrender Pledged Securities to the Company as contemplated by Section 15 of the Separation Agreement, Stinson (i) is and, subject to the provisions hereof, will at all times continue to be the direct owner beneficially and of record of the Pledged Securities he is pledging hereunder, (ii) holds the Collateral that he is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and the Pledged Securities are not subject to any options to purchase or any similar or other rights of any person or entity, (iii) will make no assignment, pledge, sale, hypothecation, transfer of, or create any security interest in, or grant any Lien in, the Collateral that he is pledging (or will pledge) hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Security with respect thereto, and (iv) will cause any and all Collateral, whether for value paid by Stinson or otherwise, to be forthwith deposited with the Company and pledged or assigned hereunder; provided that Stinson may sell, transfer, dispose or surrender the Pledged Securities, solely to the extent that (a) Stinson is permitted to do so under Section 5 of the Separation Agreement and such transaction is accomplished in compliance with the Separation Agreement, (b) the transaction is accomplished in accordance with the Voting Agreement, and (c) the proceeds from such sale, transfer, disposition or surrender, are applied as required pursuant to the Note; provided, further, that Stinson may transfer the Pledged Securities when required by Section 15 of the Separation Agreement and/or Section 4.3 of the Voting Agreement (but only if the proceeds from such transfer are applied in accordance with this Agreement, the Separation Agreement, the Voting Agreement and the Note);

                  (b) Stinson (i) has good right and legal authority to pledge the Collateral he is pledging hereunder in the manner hereby done or contemplated, (ii) will not amend,


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
modify or supplement any Pledged Security without the prior written consent of the Company, nor forgive any indebtedness or obligation evidenced by any Pledged Security, and (iii) will defend his title or interest thereto or therein against any and all attachments, Liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons or entities whomsoever;

                  (c) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (d) by virtue of the execution and delivery by Stinson of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Company in accordance with this Agreement, the Company will obtain a valid and perfected first priority Lien upon and security interest in such Collateral as security for the repayment and performances of the Secured Obligations, prior to all other Liens and encumbrances thereon and security interests therein; and

                  (e) the pledge effected hereby is effective to vest in the Company the rights of the Company in the Collateral as set forth herein.

                  4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default (as defined in the Note), the Company shall have the right (in its sole and absolute discretion with subsequent notice to Stinson) to transfer to or to register the Pledged Securities in its own name or the name of its nominee. In addition, the Company shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  5. Voting Rights; Dividends; etc. The parties hereto acknowledge that the Pledged Securities are subject to the Voting Agreement and Stinson shall at all times exercise voting and other consensual rights, if any, with respect to any Pledged Securities in accordance with the Voting Agreement. Upon the occurrence of an Event of Default (if the Company elects in its sole discretion), all rights of Stinson to exercise voting and other consensual rights shall cease, and all such rights shall thereupon become vested in the Company or its nominee, which shall have the sole and exclusive right and authority to exercise such voting and other consensual rights and powers. The parties hereto acknowledge and agree that Stinson has granted a proxy and power of attorney relating to the voting of and other actions with respect to the Pledged Securities pursuant to the Voting Agreement.

                  In order to permit the Company to receive all dividends and other distributions which it may be entitled to receive under Section 1, Stinson shall promptly execute and


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
deliver (or cause to be executed and delivered) to the Company all such proxies, dividend payment orders and other instruments as the Company may from time to time request.

                  Unless an Event of Default shall have occurred and be continuing (in any such case, the Company shall be entitled to exercise any and all rights and remedies contemplated hereby), the parties hereto agree that in the event any tender offer or exchange offer is made for the Common Stock they will act in accordance with the Voting Agreement and cause any Pledged Securities to be tendered or exchanged as set forth in the Voting Agreement, provided the proceeds from such tender offer or exchange offer are delivered to the Company in accordance with this Agreement, the Separation Agreement, the Note and the Voting Agreement.

                  6. Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing, the Company may sell or otherwise dispose of all or any part of the Collateral, at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Company shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Stinson, and Stinson hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Stinson now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Company shall give Stinson 10 days' written notice (which Stinson agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in Nevada (the "Uniform Commercial Code")) of the Company's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Company may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Company may (in its sole and absolute discretion) determine. The Company shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Company may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Company until the sale price is paid by the purchaser or purchasers thereof, but the Company shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such


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
failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6, the Company or any subsequent holder of the Note (or successor to the Company under the Separation Agreement) may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of Stinson (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Company or any such subsequent holder of the Note (or successor to the Company under the Separation Agreement) may make payment on account thereof by using any monetary claim then due and payable to the Company or any such subsequent holder of the Note (or successor to the Company under the Separation Agreement) from Stinson as a credit against the purchase price, and the Company or any such subsequent holder of the Note (or successor to the Company under the Separation Agreement) may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with the terms of this Agreement without further accountability to Stinson therefor; provided, that, the Company shall give Stinson a receipt evidencing and a summary of any such transaction. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Company shall be free to carry out such sale and purchase pursuant to such agreement, and Stinson shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Company shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid or satisfied in full. As an alternative to exercising the power of sale herein conferred upon it, the Company may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  In addition to any other rights and remedies available to the Company hereunder or otherwise, in the event of an Event of Default due to Stinson's failure to comply with Section 15 of the Separation Agreement, the Company may, in its sole discretion, effectuate the transactions contemplated by such Section on behalf of Stinson.

                  7. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Company as follows:

                  FIRST, to the payment of all reasonable costs and expenses incurred by the Company in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, or to protect and preserve the Collateral and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;


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
                  SECOND, to the payment in full of principal and interest in respect of the Note outstanding (and any other amounts payable under the Note);

                  THIRD, to the payment in full of any amounts owing to the Company pursuant to any of the Concurrent Agreements; and

                  FOURTH, to Stinson, his successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  8. Company Appointed Attorney-in-Fact. Stinson hereby appoints the Company his attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Company may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Company shall have the right, with full power of substitution either in the Company's name or in the name of Stinson, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to Stinson representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Company to make any commitment or to make any inquiry as to the nature or sufficiency of any such payment received by the Company or to present or file any claim or notice, or to take any action, other than to (a) exercise reasonable care of any Collateral in the physical custody of the Company and (b) act in a commercially reasonable manner with respect to the Collateral or any part thereof and otherwise act in good faith with respect thereto or any moneys due or to become due in respect thereof or any property covered thereby, and, subject to the foregoing, no action taken by the Company or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Stinson or to any claim or action against the Company in the absence of the bad faith, gross negligence or wilful misconduct of the Company.

                  9. No Waiver. No failure on the part of the Company to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Company preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Company shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.


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
                  10. Security Interest Absolute. All rights of the Company hereunder, the grant of a security interest in the Collateral and all obligations of Stinson hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Note, the Separation Agreement, the Voting Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, the Separation Agreement, the Voting Agreement, or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Stinson in respect of the Secured Obligations or in respect of this Agreement.

To the maximum extent permitted by law, Stinson hereby waives any right to notice of any of the foregoing, any right to consent to any of the foregoing, any rights of or defenses available to a guarantor or surety, and any right to require Company to pursue any other remedy in Company's power whatsoever.

                  11. Company's Fees and Expenses. Stinson shall be obligated to, upon demand, pay to the Company the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Company may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Company hereunder or (iv) the failure by Stinson to perform or observe any of the provisions hereof. In addition, Stinson shall indemnify and hold the Company harmless from and against any and all liability incurred by the Company hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Company, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and subject to Section 20 hereof.

                  12. Termination. This Agreement shall terminate (a) upon the date on which the Note shall have been fully and indefeasibly satisfied and discharged in full, at which time the Company shall reassign and deliver to Stinson, or to such Person or Persons as Stinson shall designate, against receipt, such of the Collateral (if any) which was pledged hereunder by Stinson as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release, and (b) and with respect to any particular Pledged Securities when such Pledged Securities are sold in compliance with Section 5 of the Separation Agreement, the Note and the Voting Agreement.

                  13. Notices. All communications and notices hereunder shall be in writing and given as provided in the Separation Agreement.


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
                  14. Further Assurances. Stinson agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Company may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Company its rights and remedies hereunder.

                  15. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (and the Company may assign its rights hereunder to its successors or any other Person to which it shall sell, assign or transfer all or a substantial portion of its assets, and if any securities of a Person other than the Company shall be issued in respect of the Common Stock, such Person may, with the Company's written consent, exercise the rights and remedies of the Company under this Agreement. In the event that any Person shall become a successor to the Company or the Company shall assign its rights to any Person to which it shall sell, assign or transfer all or a substantial portion of its assets, references to the "Company" herein shall be to such successor or other Person), except that Stinson shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Company as Collateral under this Agreement (except as specifically contemplated by Section 5 of the Separation Agreement).

                  16. GOVERNING LAW/JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA (EXCEPT CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEVADA. In addition, each of the parties hereto (a) consents to submit itself or himself to the non-exclusive personal jurisdiction of any federal court located in the State of Nevada or any Nevada state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it or he will not attempt to deny or defeat such non-exclusive personal jurisdiction by motion or other request for leave from any such court.

                  17. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.


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
                  18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature (facsimile or original) of Stinson shall have been delivered to the Company.

                  19. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  20. Obligations. The obligations of Stinson under this Agreement are non-recourse to him personally other than with respect to the Collateral (against which recourse may be had) and the Company agrees to look only to the Collateral pledged under this Agreement for recovery and/or satisfaction of the Secured Obligations; provided, that nothing contained in this sentence shall be construed, interpreted or deemed in any fashion to release or impair the Secured Obligations or the Lien upon the Collateral created by this Agreement or to preclude the application of the Collateral to the payment or satisfaction of the Secured Obligations.

                  21. Survival. All representations, warranties and covenants contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 12 hereof.

                                    * * * * *


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
                  IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

                                            /s/ Gene E.  Stinson
                                            -----------------------------
                                            Gene E.  Stinson

                                            ELEKTRYON

                                            By: /s/ Michael E. Holmstrom
                                               --------------------------
                                                 Name:
                                                 Title:


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
                                   SCHEDULE I
                              to Pledge Agreement


                                                       Stock                                                         Percentage of
                                                     Certificate                               Number of              Outstanding
Stock Issuer              Class of Stock               No(s).            Par Value               Shares                 Shares
Elektryon                 Common Stock               4476                $.001                 875,000


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